Exhibit 10.5

Business Cooperation Agreement

amongst

Zhuhai Likeshuo Education Technology Co., Ltd.

Domestic Affiliates as shown in Annex I

and

Likeshuo Education Shareholders as shown in Annex II

November 23, 2018

Table of Contents

I. Definition and Interpretation	5
2. Representations, Warranties and Covenants	7
3. Form of Cooperation	9
4. Financial Management and Payment of Fees	20
5. Liability for Breach of Contract	21
6. Governing Laws and Dispute Resolution	21
7. Confidentiality	23
8. Separability	24
9. Term	24
10. Amendment	24
11. Force Majeure	25
12. Changed Circumstances	25
13. Miscellaneous	26
Annex I: Domestic Affiliates	16
Annex II: Likeshuo Education Shareholders	17

This Business Cooperation Agreement (hereinafter referred to as “this Agreement”) was signed by the following parties on November 23, 2018:

A.                Zhuhai Likeshuo Education Technology Co., Ltd., a wholly foreign-owned enterprise legally established and existing under the laws of China, with the unified social credit code of 91440400MA52A29B5L. Its registered address is at Room 105 (59219 (concentrated office area)), No. 6, Baohua Road, Hengqin New District, Zhuhai (hereinafter referred to as “WFOE”);

B.                The Domestic Affiliates , which refer to Shenzhen Likeshuo Education Co., Ltd. and its affiliated controlled subsidiaries (as shown in Annex I of this Agreement, any or all of the aforementioned entities are referred to as “Domestic Affiliates”);

C.                Jishuang Zhao, a Chinese citizen whose ID number is [ ], and the residential address is at Room 16D, Building 1, Jinhaiwan Garden, Furong Road, Futian District, Shenzhen, Guangdong Province;

D.                Siguang Peng, a Chinese citizen whose ID number is [ ], and the residential address is at 17D, Building 1, Golden Bay Garden, Furong Road, Futian District, Shenzhen.

E.                 Yupeng Guo, a Chinese citizen whose ID number is [ ], and the residential address is at A-2, 3rd Floor, Times Fortune Building, No. 88 Fuhua Three Road, Futian District, Shenzhen, Guangdong Province;

F.                  Yun Feng, a Chinese citizen whose ID number is [ ], and the residential address is at Room 504, No. 29, Gexin Road, Baoshan District, Shanghai.

G.                Jun Yao, a Chinese citizen whose ID number is [ ], and the residential address is at 17P, Jinzhong Building, Nanshan District, Shenzhen, Guangdong Province;

H.               Tong Zeng, a Chinese citizen whose ID number is [ ], and the residential address is at 2-603, Building 3, No. 3110 Renmin North Road, Luohu District, Shenzhen;

I.                    Yongchao Chen , a Chinese citizen whose ID number is [ ], and the residential address is at 6D, Building 27, Gang Zhong Lv Garden, No. 21 Nongyuan Road, Futian District, Shenzhen, Guangdong Province;

(The above items C to I, are hereinafter collectively referred to as “Likeshuo Education Individual Shareholders”)

J.                    Xinyu Meilianzhong Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 913605033329529727. Its registered address is at Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

K.                Shenzhen Daoge No.21 Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91440300MA5EQ0XL2X. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen;

L.                 Zhihan (Shanghai) Investment Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91310115MA1K39UL09. Its registered address is at 26th Floor, No. 828-838 Zhangyang Road, China (Shanghai) Free Trade Pilot Zone;

M.             Xinyu Meilianxing Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91360503332948949D and its registered address is Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

N.                Xinyu Meilianchou Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 913605033329489060, and its registered address is at Yangtiangang International Eco-city in Xiannvhu District, Xinyu City, Jiangxi Province;

O.                Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91440300MA5EDGNC8Y. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen ;

P.                  Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under Chinese law, with the unified social credit code of 91330183MA28L6U93N. Its registered address is at No. 2 Gongwang Road, Huanggongwang Village, Dongzhou Street, Fuyang District, Hangzhou, Zhejiang Province;

Q.                Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 914403003594989844. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

R.                Shenzhen Daoge Growth No.6 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the Chinese law, with the unified social credit code of 91440300MA5DB1LN2W. Its registered address is at 49F, Fortune Building, Fuhua Three No. 88 Futian Street, Futian District, Shenzhen;

S.                  Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91440300MA5DAL4T2P. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen.

(The above items J to S are hereinafter collectively referred to as “Likeshuo Education Institution Shareholders”)

(The above items C to S are hereinafter collectively referred to as “Likeshuo Education Shareholders”)

In this Agreement, WFOE, Domestic Affiliates, and Likeshuo Education Shareholders are collectively referred to as “Parties”, and each a “Party”.

Whereas:

1.                  The Parties unanimously agreed that WFOE will cooperate closely with the Domestic Affiliates on management, consulting, technical services and other matters related to the online English training business. According to the unanimous consent of all Parties, WFOE will provide management, consulting, technical services and other related services related to the online English training to the Domestic Affiliates.

2.                  The Parties unanimously agreed that the Likeshuo Education Shareholders, as the direct and/or indirect beneficial owner of the Domestic Affiliates, shall take all legal and necessary measures to promote the smooth development and implementation of the cooperation between the WFOE and the Domestic Affiliates.

3.                  The Parties unanimously agreed to sign this Agreement and prescribe the rights and obligations of the WFOE and other Parties and the specific content, method, operation and other major cooperation matters in the process of cooperation .

In order to clarify the rights and obligations of all Parties, this Agreement has been entered into by the Parties through friendly negotiations and shall be binding upon all Parties.

I. Definition and Interpretation

“Proposed Listed Company” means Meten International Education Group, a limited liability company incorporated under the laws of the Cayman Islands on July 10, 2018.

“Likeshuo Education” means Shenzhen Likeshuo Education Co., Ltd., a company incorporated under the laws of PRC on October 26, 2018.

“Likeshuo Education Individual Shareholders” means Jishuang Zhao, Siguang Peng, Yupeng Guo, Yun Feng, Jun Yao , Tong Zeng and Yongchao Chen.

“Likeshuo Education Institution Shareholders” means Xinyu Meilianzhong Investment Management Center (Limited Partnership), Shenzhen Daoge No.21 Investment Partnership (Limited Partnership), Zhihan (Shanghai) Investment Center (Limited Partnership), Xinyu Meilianxing Investment Management Center (Limited Partnership), Xinyu Meilianchou Investment Management Center (Limited Partnership), Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership), Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership), Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership), Shenzhen Daoge Growth No. 6 Investment Fund Partnership (Limited Partnership) and Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership).

“Likeshuo Education Shareholders” means Jishuang Zhao, Siguang Peng, Yupeng Guo, Yun Feng, Jun Yao, Tong Zeng, Yongchao Chen, Xinyu Meilianzhong Investment Management Center (Limited Partnership), Shenzhen Daoge No.21 Investment Partnership (Limited Partnership), Zhihan (Shanghai) Investment Center (Limited Partnership), Xinyu Meilianxing Investment Management Center (Limited Partnership), Xinyu Meilianchou Investment Management Center (Limited Partnership), Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership), Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership), Shenzhen Daoge Growth No.3 Investment Fund Partnership (Limited Partnership), Shenzhen Daoge Growth No.6 Investment Fund Partnership (Limited Partnership) and Shenzhen Daoge Growth No.5 Investment Fund Partnership (Limited Partnership).

“Domestic Affiliates” means Shenzhen Likeshuo Education Co., Ltd. and its controlled subsidiaries (as shown in Annex I of this Agreement, any or all of the aforementioned entities are referred to as “Domestic Affiliates”).

“Cooperation Agreements” means this Agreement, the Exclusive Technical Service and Management Consulting Agreement, the Exclusive Call Option Agreement, the Equity Pledge Agreement, the Shareholder Rights Entrustment Agreement and the Shareholders’ Power of Attorney signed by certain Parties of this Agreement, including the amendments to the above agreements, and other agreements, contracts or instruments signed or issued by one or more Parties from time to time to ensure the fulfillment of the above agreements and signed or recognized by the WFOE in writing.

“License” means all permits, licenses, registrations, approvals and authorizations required for the operation of a Domestic Affiliates.

“Business” means all services and businesses provided or operated by a Domestic Affiliates from time to time in accordance with the licenses it has obtained, including but not limited to online English training business.

“China” means the People’s Republic of China (for the purposes of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan).

“Asset” means the tangible assets and intangible assets directly or indirectly owned by the Domestic Affiliates, including but not limited to all fixed assets, current assets, capital interests of foreign investment, intellectual property rights, and all available benefits under all contracts and any other benefits that should be obtained by the Domestic Affiliates.

2. Representations, Warranties and Covenants

1.                  On the date of this Agreement, WFOE makes the following representations, warranties and covenants:

a)                 WFOE is a foreign-invested limited liability company legally established and validly existing in accordance with the laws of PRC and has independent legal personality;

b)                 WFOE has the right to sign and perform this Agreement, and it has obtained all necessary and appropriate approvals and authorizations for the signing and performance of this Agreement;

c)                  This Agreement constitutes the legally valid and enforceable obligations binding on the WFOE on the effective date of this Agreement;

d)                 WFOE guarantees that it will use its best effort to provide relevant services to the Domestic Affiliates in accordance with the relevant laws, regulations, regulatory documents and bylaws;

e)                  WFOE’s signing and performance of this Agreement does not violate the currently valid laws, regulations, rules applicable to it or its bylaws. Its signing and performance of this Agreement does not violate any court judgment or arbitral award, or any administrative decision, approval, license or any other agreement under which it is a party or that is binding on it, and will not result in the suspension, revocation, confiscation or expiration (with failure to renew) of any approval, license or qualification of the government department applicable to it.

2.                  Prior to the termination of this Agreement, each of the Domestic Affiliates shall makes the following representations, warranties and covenants:

a)                 It is a limited liability company established and validly existing in accordance with the laws of PRC and has independent legal personality;

b)                 It has the right to sign and perform this Agreement, and it has obtained all necessary and appropriate approvals and authorizations for the signing and performance of this Agreement;

c)                  This Agreement constitutes the legally valid and enforceable obligation binding on it on the effective date of this Agreement;

d)                 All documents, materials and information submitted by the Domestic Affiliates to WFOE before and after the signing of this Agreement are true, complete and accurate, and there are no falsehoods, omissions or serious misleading;

e)                  The debt situation of the Domestic Affiliates disclosed by the Domestic Affiliates to the WFOE is true, complete and accurate;

f)                   Except for the pledge set by the Domestic Affiliates due to the Cooperation Agreements, there are no other encumbrances or restrictions of rights on the assets and other rights held by the Domestic Affiliates;

g)                  The Domestic Affiliates will strictly abide by the provisions under this Agreement and will not conduct any acts/inactions that will affect the validity and enforceability of this Agreement;

h)                 The signing and performance of the Agreement by the Domestic Affiliates does not violate the existing valid laws, regulations, regulations applicable to it or its bylaws. Its signing and performance of this agreement does not violate any court judgment or arbitral award or any administrative decision, approval, license or any other agreement under which it is a party or that is binding on its equity interest or other assets, and will not result in the suspension, revocation, confiscation or expiration (with failure to renew) of any approval, license or qualification of the government department applicable to it.

3.                  On the date of this Agreement, each of the Likeshuo Education Shareholders makes the following representations, warranties and covenants, severally but not jointly:

a)                 It has full civil capacity and legal capacity to enter into this Agreement and enjoy rights and undertake obligations under this Agreement;

b)                 On the effective date of this Agreement, Likeshuo Education Shareholders are the legal owner of the equities of Likeshuo Education, and Likeshuo Education Shareholders holds a total of 100% of the Likeshuo Education’s equities;

c)                  In addition to the rights restrictions set on the equities due to the Cooperation Agreements, the equities held by Likeshuo Education Shareholders in Likeshuo Education is free from any other encumbrances or rights restrictions;

d)                 This Agreement is signed by them and constitutes legal, valid and binding obligations on them;

e)                  All documents, materials and information submitted by the Likeshuo Education Shareholders to WFOE before and after the signing of this Agreement are true, complete and accurate, without any falsehood, omission or serious misleading;

f)                   Likeshuo Education Shareholders will strictly abide by the terms of this Agreement and will not conduct any act/inaction that would affect the validity and enforceability of this Agreement;

g)                  Its performance of this agreement does not violate the currently valid laws, regulations or regulations applicable to it. Its signing and performance of this Agreement does not violate any court judgment, arbitral award any administrative decision or any other agreement under which it is a party or that is binding on its equity interest or other assets.

3. Form of Cooperation

1.                  In order to carry out comprehensive cooperation, in addition to this Agreement, at the same time as the execution of this agreement, certain Parties have signed a series of Cooperation Agreements, including but not limited to, the Exclusive Technical Service and Management Consulting Agreement, the Exclusive Call Option Agreement, the Equity Pledge Agreement, the Shareholders’ Rights Entrustment Agreement and the Shareholders’ Rights Power of Attorney.  The Parties confirmed that through the signing of the Cooperation Agreements, various business relationships have been established between WFOE and the Domestic Affiliates, and WFOE will provide Domestic Affiliates with technical services, management support services, consulting services and intellectual property licenses required for the conducting of online English training business activities, including but not limited to exclusive management consulting, technology and software development, technical consulting, publicity planning, public relations maintenance, market research and development, management and marketing consulting and other related services, and the payment of various amounts that the Domestic Affiliates should pay to WFOE under such agreements. Therefore, the daily operating activities of the Domestic Affiliates will have a substantial impact on their ability to pay the corresponding amount to WFOE.

2.                  All Parties unanimously agree that the comprehensive cooperation established by the Parties through the signing of the Cooperation Agreements is exclusive. Unless the WFOE has agreed in writing in advance, during the valid period of the Cooperation Agreements, the Domestic Affiliates, Likeshuo Education Shareholders are not allowed to negotiate with any third party or conduct any form of cooperation that competes or conflicts with or is similar to the above cooperation.

3.                  In order to ensure the performance of the Cooperation Agreements, the Domestic Affiliates shall abide by the following provisions, and if the Domestic Affiliates establish any subordinate enterprises in the future, the Domestic Affiliates shall prompt their subordinate enterprises to comply with the following provisions:

a)                 Cautiously and effectively conduct online English training business activities in accordance with good financial and business standards, and maintain the asset value of Domestic Affiliates and the quality and level of online English training business;

b)                 Prepare its development plan and annual work plan in accordance with the instructions of the WFOE;

c)                  Engage in online English training business and other related businesses with the assistance of WFOE;

d)                 Conduct related business, manage day-to-day operations and conduct financial management in accordance with WFOE’ s advice, recommendations, guidelines and other business instructions;

e)                  Implement the WFOE’ s advice on the appointment and dismissal of senior management and staff;

f)                   Adopt WFOE’ s recommendations, guidelines and plans for its strategic development;

g)                  Based on the purpose of developing an online English training business, continue to operate related businesses and maintain the timely updates and continuous effectiveness of the relevant licenses and permits owned by them;

h)                 At the request of the WFOE, provide related materials on the business operation management and financial status of the Domestic Affiliates, and promptly inform WFOE of any or potential significant adverse effects in its business and business operation processes, and use their best efforts to prevent the occurrence of such events and/or increase in loss;

i)                     At the request of the WFOE, purchase from the insurance company agreed by the WFOE and holds insurance for the assets and business of the Domestic Affiliates. The amount and type of the insurance shall be the same as those usually purchased by the companies operating similar businesses or having similar assets or properties in the same region.

Likeshuo Education Shareholders severally but not jointly covenant that they will procure and ensure that the above obligations are fulfilled.

4.                  Likeshuo Education Shareholders agree that they will ensure the person designated by WFOE to be the director or executive director of the Domestic Affiliates in accordance with the laws and regulations and the procedures stipulated in the bylaws of the Domestic Affiliates, and ensure that the person recommended by WFOE to be the chairman (if any) of the Domestic Affiliates, and the person designated by the WFOE to be the manager, chief financial officer and other senior managements of the Domestic Affiliates.

5.                  If the director or executive director or senior management designated by the WFOE in Section 4 above no longer has a labor or employment relationship with the WFOE, whether by voluntary resignation or dismissal by WFOE, it will lose the qualification to hold any position in the Domestic Affiliates. .  In such a case, other persons designated by the WFOE shall be appointed to the corresponding positions in accordance with the provisions of Section 4 above.

6.                  For the purposes of Sections 4 and 5 above, the Domestic Affiliates shall, in accordance with the law, the bylaws of the Domestic Affiliates and the provisions of this Agreement, take all necessary internal and external procedures to legally complete the above dismissal and appointment.

7.                  The Domestic Affiliates will provide the WFOE with all the information on the operation and financial status of the Domestic Affiliates in full compliance with the requirements of the WFOE.

8.                  If any investigation, litigation, arbitration, administrative proceedings or other legal proceedings involving the assets, business and income of a Domestic Affiliates occurs or may occur, the Domestic Affiliates undertake to immediately notify the WFOE of the above situations.

9.                  Likeshuo Education Shareholders hereby confirmed that they have authorized WFOE or person designated by WFOE to exercise all voting rights as Likeshuo Education Shareholders in the shareholding meeting of Likeshuo Education by signing the Shareholders’ Rights Entrustment Agreement and the Shareholders’ Power of Attorney with the WFOE.  Likeshuo Education Shareholders agree that they will provide all assistance to the WFOE in exercising such rights, including but not limited to, at any time, in accordance with the requirements of the WFOE, providing to or withdraw from the person designated by WFOE to the power of attorney related to the entrusted matters.

10.           The Domestic Affiliates agrees that, without the prior written consent of WFOE, the Domestic Affiliates shall not declare or actually distribute to the Likeshuo Education Shareholder any dividend, distribution or any other income or benefit (regardless of its specific form); Likeshuo Education Shareholders agree, if it obtains any dividends, distributions or any other income or benefits (regardless of its specific form) from its Domestic Affiliates, it shall, at the time of realization, transfer such proceeds or benefits to WFOE without any conditions and compensation.

11.           In the event that the WFOE is to be dissolved, liquidated, bankrupt or reorganized, Likeshuo Education Shareholders and the Domestic Affiliates unconditionally agree that the other persons designated by the Proposed Company will inherit the rights and obligations of the WFOE under the Cooperation Agreements and agree to sign any necessary documents, take all necessary measures to cooperate with the person designated by the Proposed Listed Company to realize the smooth inheritance of the aforementioned contractual rights and obligations; or Likeshuo Education Shareholders agree, according to the instructions of the Proposed Listed Company, legally procure the sale or disposal in other means in accordance with the instructions of Proposed Listed Company of the direct and/or indirect equities held by the Likeshuo Education Shareholders in the Domestic Affiliates, and procure the free transfer of the full price from the disposal in such means of the direct and / or indirect equities held by the Likeshuo Education Shareholders in the Domestic Affiliates to the Proposed Listed Company or other persons designated by the Proposed Listed Company; or Likeshuo Education Shareholders agree to, in accordance with the instructions of the Proposed Listed Company, legally procure the sale or disposal in other means in accordance with the instructions of Proposed Listed Company of part or all of the assets of the Domestic Affiliates, and procure the free transfer of the part of the price from the disposal in such legal means of the assets of the Domestic Affiliates that shall be attributed to the Likeshuo Education Shareholders to the Proposed Listed Company or the persons designated by the Proposed Listed Company.

12.           Likeshuo Education Shareholders agree and not jointly covenant that, in the event of the dissolution or liquidation of the Domestic Affiliates, firstly, the WFOE and/or its authorized persons shall be entitled to exercise all shareholders’ rights on behalf of the shareholders of the Domestic Affiliates, including but not limited to the rights to decide on the dissolution or liquidation of Domestic Affiliates, designate and appoint members of the liquidation group of the Domestic Affiliates and/or their agents, approve the liquidation plan and liquidation report; secondly, the shareholders of the Domestic Affiliates agree to freely transfer to the WFOE or other persons designated by the Proposed Listed Company, all the properties obtained or entitled to it as the shareholders of the Domestic Affiliates due to the dissolution or liquidation of the Domestic Affiliates, and direct the liquidation group of the Domestic Affiliates to directly transfer the above property to the WFOE and/or other persons designated by the Proposed Listed Company; thirdly, if in accordance with the laws of PRC in force at that time, the foregoing alleged transfer shall not be free, except for the paid transfer and direct delivery according to the instructions, Likeshuo Education Shareholders further agree to return the transfer consideration in full and appropriate method to the WFOE and/or other person designated by the Proposed Listed Company, and guarantee that WFOE and/or other persons designated by the Proposed Listed Company are not subject to any loss.

13.           If Likeshuo Education’ s capital will be increased by Likeshuo Education Shareholders, Likeshuo Education Shareholders agree and confirm that they shall pledge all the shares corresponding to the increase in the registered capital of the Likeshuo Education to the WFOE as the guarantee for the performance of the obligations under the Cooperation Agreements and the debt repayment. The Parties agree that Likeshuo Education Shareholders shall prepare the agreements related to the pledge of the corresponding part of the capital increase before the capital increase of Likeshuo Education, and sign the equity pledge agreement on the date of completion of the industrial and commercial capital increase registration, and complete the equity pledge registration procedure as soon as possible.

14.           If the guarantee period specified in the Equity Pledge Agreement expires, or the guarantee period registered by the relevant pledge registration authority expires, and the agreements other than the Equity Pledge Agreement among the Cooperation Agreements are still valid, the relevant guarantor shall continue to provide guarantee for the performance of the obligations under the Cooperation Agreements and the debt repayment with the equity of the Likeshuo Education that it holds, and the scope of the collateral provided shall not be less than the scope of the collateral under the original guarantee contract, and such guarantees continued to be provided shall be satisfactory to the WFOE and the Proposed Listed Company, and the relevant guarantors will do their best to register the pledges and other matters with the relevant registration authorities.

15.           Likeshuo Education Shareholders and Domestic Affiliates hereby confirm and agree that, unless they have obtained the prior written consent of WFOE or the person designated by WFOE, Likeshuo Education Shareholders and Domestic Affiliates will not conduct or procure any activity or transaction that may materially affect the assets, business, personnel, obligations, rights or activities or transactions operated by the Domestic Affiliates, , nor will they engage in or procure any activity or transaction that has the potential material effect on the ability of the Likeshuo Education Shareholders and Domestic Affiliates to perform their obligations under the Cooperation Agreements. including but not limited to:

a)                 The establishment of any subordinate enterprises of Domestic Affiliates, including subsidiaries and branches;

b)                 Carrying out any activities beyond the normal business scope of the Domestic Affiliates or its subsidiaries, or change of the operation mode of the Domestic Affiliates or their subsidiaries;

c)                  The merge, division, change of organizational form, dissolution, and liquidation of Domestic Affiliates and/or their subordinate enterprises;

d)                 Any borrowing, loans incurred by, or the inheritance or acceptance of, or providing any guarantee for any debt by Likeshuo Education Shareholders from or to the Domestic Affiliates or their subsidiaries;

e)                  Any borrowing, loans incurred by, or the inheritance or acceptance of, or providing any guarantee for any debt by the Domestic Affiliates or their affiliated enterprise, unless such debt incurs during the ordinary course of business of the Domestic Affiliates and the amount of each debt is less than RMB 500,000;

f)                   Alteration or dismissal of any directors, supervisors of the Domestic Affiliates or their subsidiaries or the alteration of any senior management personnel of the Domestic Affiliates or their subsidiaries, including but not limited to managers, deputy managers, chief financial officers, technical directors, etc., or increase or decrease of the remuneration and benefits of the directors, supervisors, managers and other senior management personnel of the Domestic Affiliates or their subsidiaries, or the terms and conditions of employment of the directors, supervisors, managers and other senior management personnel of the Domestic Affiliates or their subsidiaries;

g)                  Selling, transferring, lending to, or authorizing any third party other than the WFOE or its designee to use or otherwise dispose of the assets or rights of the Domestic Affiliates or their subsidiaries, including but not limited to the domain name, trademark, intellectual property, and proprietary technology registered by the Domestic Affiliates or their subsidiaries, or any assets or rights purchased by the Domestic Affiliates or its subsidiaries from the third party, other than assets for disposed or purchased by the Domestic Affiliates required for its daily operation, and the where the value of the assets involved in the transaction does not exceed RMB 500,000;

h)                 Sale of shares in Domestic Affiliates or their subsidiaries to any third party other than WFOE or its designee, or increase or decrease of the registered capital of Domestic Affiliates or their subsidiaries;

i)                     Providing guarantees with the equity, assets or rights of Domestic Affiliates or their subsidiaries to any third party other than WFOE or its designees or procuring the Domestic Affiliates or their subsidiaries to provide any other form of guarantee, or impose any other encumbrances on the equity of or the assets owned by the Domestic Affiliates or their subsidiaries;

j)                    Amendment, modification or revocation of the licenses of the Domestic Affiliates or their subsidiaries;

k)                 Modification of the bylaws of the Domestic Affiliates or their subsidiaries or change of the business scope of the Domestic Affiliates or their subsidiaries;

l)                     Change of the normal internal business procedures of the Domestic Affiliates or their subsidiaries or modification of any internal rules and regulations, including but not limited to the financial management system, the rules of the board of directors / shareholders meeting, the rules of work of managers / other administrative leaders;

m)             Not in accordance with the planning or recommendations of the WFOE or the Proposed Listed Company, conducting any transaction or signing any business contract related to the Domestic Affiliates or its subsidiaries outside of the existing normal business of the Domestic Affiliates or its subsidiaries with any third party;

n)                 Allocating dividends, other payments or loans to shareholders of Domestic Affiliates or their subsidiaries in any way;

o)                 Any activity that has or may adversely affect the ability of the Domestic Affiliates or its subsidiaries to pay the WFOE, to conduct daily operations, or the business, assets of the Domestic Affiliates or their subsidiaries;

p)                 Any transaction that has or may adversely affect the cooperation between the WFOE, the Education Shareholders, and the Domestic Affiliates or their subsidiaries under the Cooperation Agreements; and

q)                 Transferring rights and obligations under this Agreement and other Cooperation Agreements to any third party other than the designated person of WFOE or WFOE, or the establishment or conducting of any cooperation or business relationship that is the same or similar to this cooperation by the Likeshuo Education Shareholders, Domestic Affiliates or their subsidiaries with any third parties.

16.           Likeshuo Education Individual Shareholders guarantee to WFOE that they had made all reasonable arrangements and signed all necessary documents to ensure when they died, were incapacitated, restricted in their ability to act, divorced, or otherwise their abilities to exercise their (direct and / or indirect) equities of Likeshuo Education were affected, their successor, guardian, spouse, etc. who shall thereby be potentially able to obtain their equities or related rights of Likeshuo Education, may not affect or hinder the performance of the Cooperation Agreements.  Related arrangements include but are not limited to:

a)                 Likeshuo Education Individual Shareholders and their spouse unanimously agree that when the Likeshuo Education Individual Shareholders’ capacity was limited or incapacitated, all of their (direct and indirect) equity interests in Likeshuo Education will be transferred without compensation and without conditions to WFOE or other person designated by the Proposed Listed Company. Likeshuo Education Individual Shareholders and their spouse further agree that in these circumstances, Likeshuo Education Individual Shareholders and their spouse, and the guardians of Likeshuo Education Individual Shareholders must be unconditionally and freely, at the request by the WFOE or other persons designated by the Proposed Listed Company, provide all necessary assistance and support to complete the legal procedures related to the transfer of the above equity rights;

b)                 Likeshuo Education Individual Shareholders and their spouse unanimously agreed that when any of Likeshuo Education Individual Shareholders or their spouse dies, all of Likeshuo Education Individual Shareholders’ (direct and indirect) equity interests in Likeshuo Education shall be freely and unconditionally transferred to WFOE or other persons designated by the Proposed Listed Company and shall not be included as the legal inheritance of the deceased party. Likeshuo Education Individual Shareholders and their spouse unanimously agree that in these circumstances, Likeshuo Education Individual Shareholders and his spouse, the estate administrator of the deceased party must unconditionally and freely, at the request of the WFOE or other person designated by the Proposed Listed Company, provide all necessary assistance and support to complete the legal procedures related to the transfer of equity interests; and

c)                  Likeshuo Education Individual Shareholders and their spouses unanimously agree that when the Likeshuo Education Individual Shareholders and their spouse divorced, all of Likeshuo Education Individual Shareholders ‘s (direct and indirect) equity interests in Likeshuo Education shall be transferred without compensation and without conditions to WFOE or other persons designated by the Proposed Listed Company, Proposed Listed Company and shall not be included into the scope of the property that needs to be divided and distributed due to divorce. Likeshuo Education Individual Shareholders and their spouse unanimously agree that in these circumstances, Likeshuo Education Individual Shareholders and their spouse must unconditionally and freely perform all necessary assistance and support at the request of the WFOE or other person designated by the Proposed Listed Company to complete the legal procedures related to the signing of the transfer of equity interests.

17.           Likeshuo Education Institution Shareholders covenant to the WFOE that they had made all reasonable arrangements and signed all necessary documents to ensure that when the Likeshuo Education Institution Shareholders dissolve, liquidate, or are revoked, ordered to close, applied for compulsory dissolution or for other reasons that need to dissolve or liquidate or otherwise their abilities to exercise their (direct and / or indirect) equities of Likeshuo Education were affected,, its successors, administrators, liquidation groups, etc. who shall thereby be potentially able to obtain their equities or related rights of Likeshuo Education, may not affect or hinder the performance of the Cooperation Agreements.  Related arrangements include but are not limited to:

a)                 Likeshuo Education Institution Shareholders unanimously agree to, when Likeshuo Education Institution Shareholders are revoked, ordered to close, applied for forced dissolution or for other reasons need to be dissolved, liquidated or in other similar situations, Likeshuo Education, Likeshuo Education Institution Shareholders, and the liquidation group of the Likeshuo Education Institution Shareholders shall provide all necessary assistance and support, at the request of the WFOE or other persons designated by the Proposed Listed Company, unconditionally and without compensation, in order to complete the aforementioned legal procedures related to the transfer of equities in Likeshuo Education, and shall voluntarily and irrevocably waive the exercise of statutory and / or agreed revocation rights, and shall not carry out other acts and / or inactions that may hinder the WFOE or the person designated by the Proposed Listed Company to acquire and exercise the equity;

b)                 Likeshuo Education Institution Shareholders unanimously agree to, when the equity of Likeshuo Education was applied for enforcement or otherwise Likeshuo Education Institution Shareholders’ abilities to hold their (direct and / or indirect) equities of Likeshuo Education were materially restricted or similarly disposed, Likeshuo Education, Likeshuo Education Institution Shareholders, and the liquidation group of the Likeshuo Education Institution Shareholders shall provide all necessary assistance and support, at the request of the WFOE or other persons designated by the Proposed Listed Company, unconditionally and without compensation, in order to complete the aforementioned legal procedures related to the transfer of equities in Likeshuo Education, and shall voluntarily and irrevocably waive the exercise of statutory and / or agreed revocation rights, and shall not carry out other acts and / or inactions that may hinder the WFOE or the person designated by the Proposed Listed Company to acquire and exercise the equity.

18.           Likeshuo Education Shareholders assure to the WFOE that, unless prior written consent of the WFOE was obtained, Likeshuo Education Shareholders (whether individually or collectively) will not directly or indirectly engage, participate in or conduct business competitive or potentially competitive with the business of the Domestic Affiliates and its subsidiaries, and will not acquire or hold business competitive or potentially competitive with the business of Domestic Affiliates and their subsidiaries, and will not use information obtained from Domestic Affiliates and their subsidiaries to engage in or directly or indirectly participate in businesses competitive or potentially competitive with the business of the Domestic Affiliates and their affiliates, and will not benefit from any business competitive or potentially competitive with the business of Domestic Affiliates and their affiliates.  However, the investment by the Likeshuo Education Institution Shareholders as a financial investor in a business competitive or potentially competitive with the business of Domestic Affiliates and its subsidiaries is not subject to the foregoing Section 18 and this Section 19.

19.           Likeshuo Education Shareholders confirm and agree, if Likeshuo Education Shareholders (whether alone or collectively), directly or indirectly engage, participate in or conduct any business or activity that competes with or may compete with the business of the Domestic Affiliates and its subsidiaries, then WFOE and/or other entities designated by the Proposed Listed Company shall enjoy an option free of charge, requiring (i) a legal entity engaged in the competitive business to sign with the WFOE and/or other entities designated by the Proposed Listed Company in a timely manner full set of agreements arrangements similar to the Cooperation Agreements, the consideration must be negotiated and determined by the Parties based on the fair and reasonable principles and the valuation of third-party professional appraisers and the applicable laws and regulations (including the laws, regulations and relevant rules of securities regulation in the place of listing); or (ii) cease to engage in such competitive business.  The WFOE and/or the Proposed Listed Company has the right to decide whether to require a legal entity that is engaged in a competitive business to sign a full set of agreements similar to the Cooperation Agreements with the WFOE and/or other entities designated by the Proposed Listed Company within a reasonable time after obtaining written notice from the Likeshuo Education Shareholders.  If the WFOE and/or other entities designated by the Proposed Listed Company choose to exercise rights under subsection (i), Likeshuo Education Shareholders shall procure and ensure that the legal entity engaged in the competitive business signs a full set of agreement arrangements with the WFOE in a timely manner similar to the Cooperation Agreements; If the WFOE and/or other entities designated by the Proposed Listed Company choose to exercise rights under subsection (ii),, then Likeshuo Education Shareholders shall terminate such competitive business in an appropriate manner within a reasonable time to eliminate the inter-industry competition with Likeshuo Education.

20.           Likeshuo Education Shareholders and Domestic Affiliates assure to the WFOE that they will not take any action or inaction that may be contrary to the purpose and intention of the Cooperation Agreements, which may lead to or may lead to the conflict of interest between WFOE and Likeshuo Education Shareholders and Domestic Affiliates and their subsidiaries.  If the interest of Likeshuo Education Shareholders, Domestic Affiliates and WFOE conflict in the implementation of the Cooperation Agreements, Likeshuo Education Shareholders, Domestic Affiliates will safeguard the legitimate interests of WFOE in the Cooperation Agreements and obey the WFOE’ s instructions in accordance with the laws.

21.           Likeshuo Education Shareholders confirm to the WFOE, after the full investment of all capital contributions by the Likeshuo Education Shareholders to Likeshuo Education, such capital contribution shall be the assets of Likeshuo Education, Likeshuo Education Shareholders shall not, under any circumstances, require Likeshuo Education to repay the capital contribution and will not require for WFOE’ s compensation for the capital contribution.

22.           Likeshuo Education Shareholders unanimously agree that their rights and obligations under the Cooperation Agreements are an integral part of the equity of Likeshuo Education, unless otherwise directed by WFOE, the obtaining and/or exercise of the equity of Likeshuo Education by any means (including but not limited to acquisition, property division, inheritance, guardianship, agency) by any person is considered as the recognition and acceptance of the corresponding rights and obligations under the Cooperation Agreements, as if such person has signed the Cooperation Agreements.  If such person brings up any disapproval, objections or other reservations to the corresponding rights and obligations under the Cooperation Agreements, then any such acts or inaction that conflict with the Cooperation Agreements are invalid and, WFOE reserves the legal right to recover the losses thereby caused to the WFOE.

23.           Likeshuo Education agrees that its rights and obligations under the Cooperation Agreements are an integral part of the equity held by it in its Domestic Affiliates, unless otherwise directed by WFOE, the obtaining and/or exercise of such equity by any means (including but not limited to acquisition, merger, division, bankruptcy management, dissolution, liquidation, property escrow, agency) by any person is deemed as the recognition and acceptance of the corresponding rights and obligations under the Cooperation Agreements, as if such person has signed the Cooperation Agreements.  If such person brings up any disapproval, objections or other reservations to the corresponding rights and obligations under the Cooperation Agreements, then any such acts or inaction that conflict with the Cooperation Agreements are invalid and, WFOE reserves the legal right to recover the losses thereby caused to the WFOE.

4. Financial Management and Payment of Fees

1.                  Service Fee

a)                 WFOE provides the Domestic Affiliates with exclusive technical services and exclusive management consulting services, including but not limited to the exclusive management consulting, technology and software development technical consultation, publicity planning, public relations maintenance, market research and development, management and marketing consulting, etc., in accordance with the provisions of this Agreement and the Exclusive Technical Services and Management Consulting Agreement. . As a consideration, Domestic Affiliates shall pay technical services fees, management and consulting services fees to WFOE in accordance with relevant agreements. (The above fees are collectively referred to as “Service Fees”); and

b)                 For details of the accounting, confirmation and payment of Service Fees, please refer to the relevant provisions of “Section 5. Service Fees” of the Exclusive Technical Service and Management Consulting Agreement.

2.                  Financial Statements

The Domestic Affiliates shall adopt an accounting system established and implemented in accordance with sound business practices, and prepare financial statements of Domestic Affiliates and their subsidiaries that meet the requirements of WFOE and shall deliver them to WFOE within 3 business days from the date of completion of the preparation of these financial statements and other financial reports.

3.                  Audit

The Domestic Affiliates shall allow the WFOE, the Proposed Listed Company and/or its designated auditors, under reasonably notification, to audit the relevant accounting books and records of the Domestic Affiliates and their subsidiaries at the principal office of the Domestic Affiliates, and to copy the required parts of the accounting books and records to verify the income amount and the accuracy of the statements for any period. For this purpose, the Domestic Affiliates agree to provide relevant information and materials concerning the operations, business, customers, finances, employees, etc. of the Domestic Affiliates and their subsidiaries, and agree that the Proposed Listed Company shall disclose such information and materials in order to meet the requirements of securities regulation of the place in which it intends to be listed.

5. Liability for Breach of Contract

1.                  Any Party that violates the provisions of this Agreement and other Cooperation Agreements and make all or part of this Agreement or other Cooperation Agreements unenforceable, shall be liable for breach of contract, and for continuous actual performance and shall compensate the other Parties for the losses caused thereby (including litigation fees and attorney fees caused thereby).

2.                  The Parties agree that, subject to the applicable laws, WFOE has the right to immediately claim to the court or arbitration institution that has jurisdiction over the breach of contract by the Likeshuo Education Shareholders and Domestic Affiliates under the Cooperation Agreements for statutory relief or other remedies related to the equity or land or other assets held by the defaulting party. , including but not limited to the transfer of equity of Domestic Affiliates and their subsidiaries or the compulsory transfer of assets by Likeshuo Education Shareholders, Domestic Affiliates and their subsidiaries, or the order to dissolve or liquidate the Domestic Affiliates and their subsidiaries to compensate for the loss of WFOE.

3.                  With respect to any loss, damage, obligation and expense caused by any litigation, claim or other request against WFOE arising out of or arising from the service provided by WFOE as required by the Likeshuo Education Shareholders and the Domestic Affiliates under this Agreement, the Likeshuo Education Shareholders and the Domestic Affiliates shall severally but not jointly compensate WFOE and protect the WFOE from loss.

6. Governing Laws and Dispute Resolution

1.                  Change of Law

At any time after the date of this Agreement, with respect to the enactment or revision of any Chinese laws, regulations or rules, or due to changes in the interpretation or application of such laws, regulations or rules, the following provisions shall apply:

a)                 If the above changes or new rules are more favorable to any Party than the relevant laws, regulations, decrees or regulations in effect on the date of signing this Agreement (and the other Parties are not seriously adversely affected), under the coordination of the WFOE, the Parties shall timely modify the Cooperation Agreements to obtain the benefits arising from such changes or new regulations; or the Parties shall apply in time for the benefits of such changes or new regulations, and the Parties shall use their best efforts to obtain the approval of the application; or

b)                 If, due to the above changes or new regulations, the economic interests of either Party under this Agreement are directly or indirectly adversely affected, this Agreement shall continue to be executed in accordance with the original terms.  Each Party shall use all legal means to obtain an exemption from compliance with the change or regulations.  If the adverse effects on the economic interests of either Party cannot be resolved in accordance with the provisions of this Agreement, and the affected Party notifies the other Parties, the Parties shall promptly consult with the WFOE and make all necessary modifications to the Cooperation Agreements to maintain the economic interests of the affected Party under this Agreement.

2.                  The laws of PRC shall apply to the conclusion, validity, interpretation, performance, modification and termination of this Agreement and the resolution of disputes.

3.                  Any conflict, dispute or claim arising out of or in connection with the performance, interpretation, breach of contract, termination or validity of this Agreement or this Agreement shall be settled through friendly negotiation.  The consultation shall begin immediately after a written request for negotiation with specific statement of the dispute or claim has been sent to the other Parties.

4.                  If the dispute cannot be resolved within thirty (30) days after the delivery of the above notice, either Party has the right to submit the dispute to arbitration for settlement.  The Parties agree to submit the dispute to the Shenzhen International Court of Arbitration in Shenzhen for an arbitral award in accordance with the arbitration rules in force at that time. The arbitral award is final and is legally binding on all parties.

5.                  During the arbitration period, other than obligations related to the disputes submitted to the arbitration, the Parties to this Agreement shall continue to perform their other obligations under this Agreement.

6.                  Any rights, powers and remedies given to the Parties under any provision of this Agreement shall not exclude any other rights, powers or remedies that the Party may have in accordance with the law and other terms of this Agreement, and that the rights, powers and remedies and the exercising of such rights, powers and remedies by one Party does not exclude the exercise of other rights, powers and remedies available to such Party.

7.                  A Party’s failure to exercise or delay of the exercise of any of its rights, powers and remedies (hereinafter referred to as “Rights of Such Party”) under this Agreement or the laws will not result in the waiver of the Rights of Such Party, and any single or partial waiver of the Rights of Such Party does not exclude the Party’s exercise of the Rights of Such Party in other ways and the exercise of other Rights of Such Party.

7. Confidentiality

1.                  The Parties acknowledge and determine that any oral or written information exchanged with respect to this Agreement is confidential.  All Parties shall keep all such information confidential and shall not disclose any relevant information to any third party without the prior written consent of the other Parties, except in the following cases:

a)                 The public is aware of or will be aware of such information (not due to the disclosure to the public by one of the recipients);

b)                 Information required to be disclosed in accordance with the laws and regulations or the rules or regulations of the stock exchange or the requirements of the regulatory authorities;

c)                  The information required to be disclosed by any Party to its legal or financial adviser for the transactions described in this Agreement and the legal or financial adviser is also subject to confidentiality obligations similar to those of the this Section; or

2.                  The disclosure of the secrets of the staff of any Party or the institution a Party employs shall be deemed to be the disclosure by such Party, and the Party shall be liable for breach of contract in accordance with this Agreement.

3.                  The Parties agree that the confidentiality provisions of this Section 7 will continue to be valid irrespective of whether this Agreement is invalid, altered, discharged, terminated or not operational.

8. Severability

1.                  If any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any way under any law or regulation, the validity, legality or enforceability of the other provisions of this Agreement shall not be thereby subject to any influence or damage.  All Parties shall, through good faith consultations, seek to replace those invalid, illegal or unenforceable provisions with valid provisions to the greatest extent expected by the Parties and within the permission of the law, and the economic effects such effective provisions produce shall be similar to those invalid, illegal or unenforceable regulations.

9. Term

1.                  This Agreement shall become effective on the date on which the Parties sign this Agreement, and shall automatically terminate when WFOE and/or other civil entities designated by the Proposed Listed Company have fully exercised their options to purchase all the (direct and indirect) equities held by Likeshuo Education Shareholders in Domestic Affiliates in accordance with the Exclusive Call Option Agreement Agreement entered into on the date of this Agreement with the Domestic Affiliates and Likeshuo Education Shareholders. WFOE may terminate this Agreement unilaterally after notice in thirty (30) days advance. Unless otherwise required by law, in any case, the Domestic Affiliates and Likeshuo Education Shareholder have no right to terminate or discharge this Agreement unilaterally.

2.                  For the avoidance of doubt, according to the Exclusive Call Option Agreement Agreement, if the Chinese laws and regulations permit the WFOE and/or other foreign or overseas entities designated by the Proposed Listed Company to directly hold part or all of the shares of the Domestic Affiliates, and conduct restricted/prohibited business such as online English training business through the Domestic Affiliates, WFOE shall issue a notice of equity purchase within the fastest possible time, and the equity purchaser shall purchase the amount of (direct and indirect) equity from the Likeshuo Education Shareholders not lower than the maximum amount of equity permitted to be held by the WFOE and/or other foreign or overseas entities designated by the Proposed Listed Company in the Domestic Affiliates under the laws of PRC at that time. This Agreement shall automatically terminate when the equity purchasers have fully exercised their options to purchase all the (direct and indirect) equities held by Likeshuo Education Shareholders in Domestic Affiliates in accordance with the Exclusive Call Option Agreement.

10. Amendment

1.                  By agreement between the Parties to the Agreement and approval by the shareholders of the WFOE, the Parties to the Agreement may modify or supplement this Agreement and take all necessary steps and actions, and bear the corresponding expenses, so that any modification or supplement can be legally valid. .

2.                  If [New York Stock Exchange] (hereinafter referred to as “[NYSE]”) or other regulatory authorities make any amendments to this Agreement, or any changes occur to any relevant rules, regulations or related requirements of [NYSE],related to this Agreement, this Agreement shall be revised by the Parties accordingly.

11. Force Majeure

1.                  If the liability of the Parties under this Agreement shall not be fulfilled due to the event of force majeure, and the liability under this Agreement will be waived within the scope of force majeure.  For the purposes of this Agreement, force majeure events include only natural disasters, storms, tornadoes and other weather conditions, strikes, closures/shutdowns or other industry issues, wars, riots, conspiracy, enemy acts, terrorist acts or criminal organizations acts, blockades, serious illnesses or plagues, earthquakes or other crustal movements, floods and other natural disasters, bomb explosions or other explosions, fires, accidents, or government actions that result in failure to comply with this Agreement.

2.                  In the event of a force majeure event, the Party affected by the force majeure event shall endeavor to reduce and remove the effects of the force majeure event and assume the responsibility of performing the delayed and blocked obligations under the Agreement.  After the event of force majeure is resolved, the Parties agree to continue to perform this Agreement as far as possible.

3.                  In the event of a force majeure event that may result in delays, prevention or threats to delay or prevent the performance of this Agreement, the Parties shall immediately notify the other Parties in writing and provide all relevant information.

12. Change of Circumstances

1.                  If at any time, due to the enactment or revision of any Chinese laws, regulations or rules, or due to changes in the interpretation or application of such laws, regulations or rules, or due to changes in the registration procedures, which makes WFOE believe that the maintenance of this Agreement in effect and the performance of this Agreement becomes illegal or contrary to such laws, regulations or rules, Likeshuo Education Shareholders and Domestic Affiliates shall immediately, following the written instructions of the WFOE and take any action and/or sign any agreement or other documents in accordance with the requirements of the WFOE. to:

(a)         keep this Agreement valid; and/or

(b)         fulfill the intent and purpose of this Agreement by ways prescribed under this Agreement or by other means.

13. Miscellaneous

1.                  For the avoidance of doubt, each of the representations, warranties and covenants made by the Likeshuo Education Shareholders under this Agreement shall be deemed to be made separately, and the above representations, warranties, covenants or any obligations under this Agreement will not constitute joint obligations between the Likeshuo Education Shareholders.  Further, each obligations assumed by the Likeshuo Education Shareholder to “procure”, “covenant”, “guarantee” or “agree” that Likeshuo Education or other Domestic Affiliates shall act or shall not act under this Agreement only refer to the exercise of the rights by such shareholders according to the bylaws of Likeshuo Education or other Domestic Affiliates or other agreements based on the respective shareholding ratios, or the exercise of voting rights at the shareholders’ meeting to support such acts or inaction, or the support of such acts or inaction by the designated or appointed directors or senior management personnel in accordance with the provisions of bylaws or other agreements.  No shareholder shall assume any warranty or guarantee responsibility for the consequences of the act or inaction by Likeshuo Education or other Domestic Affiliates beyond its rights as shareholders.

2.                  The Parties agree that, to the extent permitted by Chinese laws, WFOE may transfer its rights and obligations under this Agreement to other third parties as it may require.  WFOE is only required to give written notice to the other Parties at the time of the transfer and no further consent is required from such other Parties.

3.                  The Parties agree that, without WFOE ‘s prior written consent, the Domestic Affiliates and Likeshuo Education Shareholders shall not transfer their rights and obligations under this Agreement to any other party.

4.                  In any case, if any equities of Likeshuo Education are transferred to any third party other than the Likeshuo Education Shareholders, Likeshuo Education Shareholders are obliged to make the relevant transferee accept the rights and obligations under the Cooperation Agreements in writing and be bound by these rights and obligations.

5.                  In any case, if the shareholder rights of the Domestic Affiliates are transferred to any third party other than the existing shareholders of the Domestic Affiliates, Likeshuo Education Shareholders and the existing shareholder of Domestic Affiliates are obliged to make the relevant transferee accept the rights and obligations under the Cooperation Agreements in writing and be bound by these rights and obligations.

6.                  This Agreement is drafted in Chinese and in twenty-one (21) counterparts, each of which shall be held by each Party to this agreement and has the same legal effect.

(Signature Pages Follow)

(Signature Page of the Business Cooperation Agreement)

Zhuhai Likeshuo Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Kang Zhou

(Signature Page of the Business Cooperation Agreement)

Shenzhen Likeshuo Education Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Jishuang Zhao

(Signature Page of the Business Cooperation Agreement)

Jishuang Zhao

ID card number: []

/s/ Jishuang Zhao

(Signature Page of the Business Cooperation Agreement)

Siguang Peng

ID card number: []

/s/ Siguang Peng

(Signature Page of the Business Cooperation Agreement)

Yupeng Guo

ID card number: []

/s/ Yupeng Guo

(Signature Page of the Business Cooperation Agreement)

Yun Feng

ID card number: []

/s/ Yun Feng

(Signature Page of the Business Cooperation Agreement)

Jun Yao

ID card number: []

/s/ Jun Yao

(Signature Page of the Business Cooperation Agreement)

Tong Zeng

ID card number: []

/s/ Tong Zeng

(Signature Page of the Business Cooperation Agreement)

Yongchao Chen

ID card number: []

/s/ Yongchao Chen

(Signature Page of the Business Cooperation Agreement)

Xinyu Meilianzhong Investment Management Center (limited partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianxing Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianchou Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

(Signature Page of the Business Cooperation Agreement)

Shenzhen Daoge No. 21 Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge No. 11 Education Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 6 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

(Signature Page of the Business Cooperation Agreement)

Zhihan (Shanghai) Investment Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Junbao Shan

(Signature Page of the Business Cooperation Agreement)

Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Shu Zhang

(Signature Page of the Business Cooperation Agreement)

Shenzhen Qianhai Meten Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Jishuang Zhao

(Signature Page of the Business Cooperation Agreement)

Shenzhen Zhangying Information Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Ruicong Huang

Annex I: Domestic Affiliates

1.                  Shenzhen Likeshuo Education Co., Ltd.

2.                  Shenzhen Qianhai Meten Technology Co., Ltd.

3.                  Shenzhen Zhangying Information Technology Co., Ltd.

Annex II: Likeshuo Education Shareholders

1.                  Jishuang Zhao

2.                  Siguang Peng

3.                  Yupeng Guo

4.                  Yun Feng

5.                  Jun Yao

6.                  Tong Zeng

7.                  Yongchao Chen

8.                  Xinyu Meilianzhong Investment Management Center (Limited Partnership)

9.                  Xinyu Meilianxing Investment Management Center (Limited Partnership)

10.           Xinyu Meilianchou Investment Management Center (Limited Partnership)

11.           Shenzhen Daoge No.21 Investment Partnership (Limited Partnership)

12.           Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership)

13.           Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership)

14.           Shenzhen Daoge Growth No. 6 Investment Fund Partnership (Limited Partnership)

15.           Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership)

16.           Zhihan (Shanghai) Investment Center (Limited Partnership)

17.           Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership)